UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Explanatory Note

On May 12, 2022, Morningstar, Inc. (“Morningstar”) filed a Current Report on Form 8-K (“Original Form 8-K”) to report Bevin Desmond’s decision to depart Morningstar, originally expected to take effect in August 2022. Morningstar is filing this Form 8-K/A to provide an update on Ms. Desmond’s transition.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Original Form 8-K, Bevin Desmond has decided to depart Morningstar to focus more time on her family. Ms. Desmond’s last day of employment as Morningstar’s Chief Talent and Culture Officer was January 31, 2023, at which time Ms. Desmond transitioned to contractor status. Pursuant to the terms of a Contract Services Agreement dated February 1, 2023 (the “Contract Services Agreement”), Ms. Desmond will provide certain consulting and advisory services to Morningstar during a transition period. Ms. Desmond will be paid at an hourly rate for her services and will not be entitled to equity, health coverage or other benefits. Ms. Desmond has also entered into a Separation Agreement and General Release dated February 1, 2023 (the “Separation Agreement”), pursuant to which Ms. Desmond provides a waiver and release of claim against Morningstar and receives continued vesting of her previously issued restricted stock unit and market stock unit awards.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Contract Services Agreement and the Separation Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 respectively and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Contract Services Agreement, dated February 1, 2023, between Morningstar, Inc. and Bevin Desmond.
10.2	Separation Agreement and General Release, dated February 1, 2023, between Morningstar, Inc. and Bevin Desmond.
104	The Cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: February 2, 2023	By:	/s/ Jason Dubinsky
Jason Dubinsky
Chief Financial Officer